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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 AUGUST 13, 2003                                  0-16132
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Date of Report (Date of earliest event reported)          Commission File Number


                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                                     22-2711928
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                               7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059
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               (Address of Principal Executive Offices) (Zip Code)


                                 (732) 271-1001
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              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS.

                  On August 13, 2003, Celgene Corporation, a Delaware corporation (the "Company"), entered into an amendment (the "Amendment") to its Rights Agreement, dated as of September 16, 1996, as amended, between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), to create an exception to the definition of "Acquiring Person" to permit a qualified institutional investor to beneficially own 15% or more but less than 17% of the Company's common stock, par value $.01 per share (the "Common Stock") then outstanding without being deemed an Acquiring Person if such institutional investor meets the following requirements: (i) such institutional investor is described in Rule 13d-1(b)(1) promulgated under the Securities Exchange Act of 1934 and is eligible to report (and does in fact report) beneficial ownership of Common Stock on Schedule 13G; (2) such institutional investor is principally engaged in the business of managing investment funds for unaffiliated securities investors having an aggregate value of at least $10 billion; (3) such institutional investor is not required to file a Schedule 13D (or any comparable or successor report) which Schedule 13D would state a present intention to hold such Common Stock with the purpose or effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having such purpose or effect; and (4) such institutional investor does not beneficially own 17% or more of the Common Stock then outstanding (other than as a result of a Permitted Offer as defined in the Rights Agreement). Under the terms of the Rights Agreement, a "Person" (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, or any person or entity holding Common Stock for or pursuant to the terms of any such plan) who does not meet the aforementioned exception is deemed an Acquiring Person if such Person is the beneficial owner of 15% or more of Common Stock (other than as a result of a Permitted Offer).

                  A copy of the Amendment is set forth as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing is qualified in its entirety by reference to the Amendment.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      not applicable

         (b)      not applicable

         (c)      Exhibits

                  4.1 Amendment Number Two, dated as of August 13, 2003, to the Rights Agreement dated as of September 16, 1996 between Celgene Corporation and American Stock Transfer & Trust Company, as Rights Agent.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 14, 2003                     CELGENE CORPORATION


                                          By: /s/ Robert J. Hugin
                                              ----------------------------------
                                              Name:  Robert J. Hugin
                                              Title: Chief Financial Officer and
                                                     Secretary


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                                  EXHIBIT INDEX


       Exhibit                              Description
       -------         ---------------------------------------------------------
         4.1           Amendment Number Two, dated as of August 13, 2003, to the
                       Rights Agreement dated as of September 16, 1996 between
                       Celgene Corporation and American Stock Transfer & Trust
                       Company, as Rights Agent.


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